Exhibit 10.5

                           MEMORANDUM OF UNDERSTANDING

     This Memorandum of Understanding (this "MOU"), dated as of September 12, 2002, is entered into by and among the following parties (each, a "Party"; collectively, the "Parties"):

     (a) P&P Research, Inc., a company formed under the laws of the Republic of Korea, with its principal executive offices located at 5th Floor, Hosung Building, 44-24 Yeoido-dong, Youngseunpo-gu, Seoul, Korea ("P&P"),

     (b) Meditech Pharmaceuticals, Inc., a corporation formed under the laws of the State of Nevada, with its principal executive offices located at 10105 East Via Linda, Suite 103, Scottsdale, Arizona ("Meditech"), and

     (c) a corporation to be formed under the laws of the State of California pursuant to this MOU (the "New Company").

                                    RECITALS

     (A) Meditech is a U.S. public company in the business of drug development with about 4,000 shareholders.

     (B) P&P is a privately held company in the business of market research, survey and consulting in Korea with about 270 shareholders.

     (C) Meditech intends to form the New Company pursuant to the terms and conditions of this MOU.

     (D) The New Company intends to acquire all the equity interests of P&P in exchange for 22,000,000 shares of common stock of the New Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be bound by the provisions of this MOU, agree as follows:

                                    AGREEMENT

1. FORMATION OF THE NEW COMPANY.

     1.1 Formation. Upon the execution and delivery of this MOU, Meditech shall incorporate the New Company under the laws of the State of California by filing Articles of Incorporation with the Secretary of State of the State of California. The New Company shall authorize 250,000,000 shares for issuance, of which there will be 200,000,000 shares of common stock and 50,000,000 of preferred stock. Upon issuance of the P&P Shares (as defined below) pursuant to

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Section 3.2 below, P&P shall (A) immediately reimburse Meditech for any filing fees incurred in connection with the formation of the New Company and (B) be responsible to fund (or seek funding for) all the costs and expenses incurred by the New Company following such issuance.

     1.2 Name. The name of the New Company shall be "P&P Research, Inc." or such other name as P&P may select.

     1.3 Principal Office. The New Company shall maintain its principal place of business at 1620 26th Street, Santa Monica, California, or any other location P&P may select.

     1.4 Directors. Initially, the Board of Directors of the New Company shall consist of three people. P&P shall designate two of the three initial directors and Meditech shall designate the remaining initial director. The New Company shall obtain adequate D&O insurance no later than the time when the Registration Statement (as defined below) is first filed.

2. ISSUANCE OF SHARES TO MEDITECH AND CONSULTING AGREEMENT.

     2.1 Dividend Trust. Concurrent with the formation of the New Company, the New Company shall issue 1,157,890 shares of common stock to Meditech and Meditech shall set up a dividend trust for purposes of distributing such shares to Meditech's shareholders.

     2.2 Consulting Services. The New Company and Meditech shall enter into a business consulting agreement, pursuant to which Meditech shall provide consulting to the New Company with respect to the growth of the latter's operations in the United States.

     2.3 Compensation and Share Issuance. As payment for the Consulting Services, the New Company shall pay to Meditech the consulting fees as set forth in Section 7.1 below.

3. ISSUANCE OF SHARES TO P&P SHAREHOLDERS.

     3.1 Acquisition. Within five (5) business days following the formation of the New Company, the New Company shall acquire from the shareholders of P&P, and P&P shall cause its shareholders to sell to the New Company, all of the equity interests in P&P (the "P&P Shares").

     3.2 Issuance of P&P Shares. In consideration for the P&P Shares and concurrently with the acquisition thereof, the New Company shall issue an aggregate of 22,000,000 shares of common stock to the shareholders of P&P (together with the shares of common stock issued to Meditech, "Covered Shares"), to be distributed by P&P in proportion to the number of P&P Shares held by each shareholder.

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4. REGISTRATION STATEMENT.

     4.1 Registration Statement. P&P shall cause the New Company to, and the New Company shall, prepare and file an SB-2 Registration Statement (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), for the distribution of the Covered Shares to the shareholders of the New Company, by no later than October 31, 2002, and use its good faith efforts to cause the Registration Statement to be declared effective by the SEC (the "Registration") as soon as possible following the initial filing. In connection therewith, Meditech shall use its good faith efforts to assist in the filing of the Registration and the completion of the Registration.

     4.2 Listing Application. Simultaneously with the filing of the Registration Statement, P&P shall cause the New Company to, and the New Company shall, take all measures commercially reasonable to cause the New Company common stock to be traded on the OTC Bulletin Board. In connection therewith, Meditech shall use its good faith efforts to assist in such cause.

     4.3 Expenses. P&P shall be responsible for all the expenses incurred in connection with the preparation and filing of the Registration Statement, including without limitation all the legal fees and costs, printing fees for the "red-herring" and final prospectuses, accounting fees, SEC filing and NASD listing fees, investor relation fees, and any travel-related fees for pre-approved travels; provided, however, that the expenses and fees of Meditech are also subject the provisions of Section 7.2 below. Notwithstanding the foregoing, P&P shall reimburse Meditech for all costs and expenses reasonably incurred in complying with Sections 4.1 and 4.2 above (other than legal fees), together with all transfer agent fees, postage, copying and other expenses reasonably and actually incurred by Meditech in distributing shares of the New Company pursuant to Section 2.1 above, so long as such fees and expenses have been approved in writing by P&P in advance.

     4.4 Failure of Transaction. Notwithstanding any provision to the contrary contained herein, in the event (a) Registration Statement is not successfully filed by October 31, 2002, (b) the Registration fails to occur by December 30, 2002, or (c) the New Company common stock fails to be traded on the OTC Bulletin Board by December 31, 2002, in each case for any reason or no reason whatsoever, each Party's sole and exclusive remedy shall be to cancel this MOU by written notice to the other Parties within 30 days after the applicable deadline set forth in clauses (a), (b) and (c) of this Section 4.4, in which event this MOU shall be canceled and be of no further force or effect, except that (i) each and every share of the New Company common stock theretofore issued to Meditech shall be returned to the New Company (without any compensation therefor); (ii) in the event Meditech has theretofore not breached any of its obligations under this MOU (including without limitation, under Sections 4.1 and 4.2 above), the

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provisions of Sections 4.3 and 7.2 shall survive the cancellation of this MOU;
(iii) in the event Meditech is in breach of any of its obligations under this MOU, the provisions of Sections 4.3 and 7.2 shall not survive the cancellation of this MOU and Meditech shall pay to the New Company all amounts theretofore paid by P&P or the New Company to Meditech hereunder (less the cost of forming the New Company actually incurred by Meditech); and (iv) the provisions of
Article 6 and Section 9.3 hereof shall survive the cancellation of this MOU.

5. ACKNOWLEDGMENT OF ADDITIONAL ISSUANCES.

     Meditech hereby acknowledges and understands that after the New Company's acquisition of the P&P Shares, the New Company may, in exercising its business judgment from time to time and at any time, issue equity shares, warrants, options or similar rights to acquire such shares to third parties, including without limitation, investors (for consideration) and officers and employees (in case of stock options) of the New Company.

6. INDEMNIFICATION.

     6.1 Indemnification by P&P and the New Company. P& P and the New Company will indemnify Meditech and each of its officers, directors and shareholders against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, judgments or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus or offering circular incident to the Registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation (or alleged violation) by the of the Securities Act, the Exchange Act of 1934, as amended (the "Exchange Act"), any other federal or state securities laws, or any rule or regulation thereunder applicable to the New Company and relating to action or inaction required of the New Company in connection with the Registration, and will reimburse Meditech and each of its officers, directors and shareholders for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that neither P&P nor the New Company will be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the New Company by or on behalf of Meditech specifically for use therein. It is agreed that the indemnity agreement contained in this Article 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the New Company and P&P (which consent shall not be unreasonably withheld).

     6.2 Indemnification by Meditech. Meditech will indemnify the New Company and each of its directors and officers and each person who controls the New Company within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, judgments or settlements in respect thereof) arising out of or based on any

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untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus or offering circular incident to the Registration or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus or offering circular in reliance upon and in conformity with written information furnished to the New Company by or on behalf of Meditech, whether by Meditech or otherwise, specifically for use therein, and will reimburse the New Company and each of its directors, officers and each person controlling the New Company for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus or offering circular in reliance upon and in conformity with written information furnished to the New Company by or on behalf of Meditech, whether by Meditech or otherwise, specifically for use therein; provided, however, that the obligations of Meditech hereunder shall not apply to amounts paid in settlement of any such expenses, claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Meditech (which consent shall not be unreasonably withheld).

     6.3 Notice of Indemnification. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this MOU to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     6.4 Contribution. If the indemnification provided for in this Article 6 is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an Indemnified Party with respect to any loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party, in lieu of indemnifying such

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Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party on the other, in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations; provided, however, that no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person or entity that was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     The Parties agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.4. The amount paid or payable by an Indemnified Party as a result of any loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) referred to above in this
Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

     6.5 Survival. The obligations of the Parties under this Article 6 shall survive the completion of any offering of the Covered Shares in the Registration Statement.

7. ADDITIONAL CONSULTING FEES AND LEGAL FEES.

     7.1 Consulting Fee. In consideration of this agreement and consulting services to be performed by Meditech, P&P shall pay Meditech the sum of $25,000 per month, payable upon the first day of each month commencing on October 1, 2002, for a term of not less than three months. The consulting services shall include introducing P&P to wireless service providers and potential customers and advising P&P as to their planned introduction into the US cellular market. P&P may terminate the consulting arrangement at any time following the third payment hereunder upon two weeks written notice.

     7.2 Legal Fees. Upon P&P's receipt of a detailed, itemized invoice, P&P shall pay Meditech, in immediately available funds, to be wire-transferred to an account designated by Meditech, an amount equal to the legal fees and expenses reasonably incurred by Meditech in connection with this MOU and the Registration; provided, however, that P&P's obligation to reimburse such fees and expenses shall not exceed $25,000 under this MOU.

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8. BINDING EFFECT.

     8.1 Upon the execution and delivery of this MOU by P&P and Meditech, this MOU shall become binding obligations on all the Parties. Upon formation of the New Company, the New Company shall become a Party to this MOU without any further action on the part of the New Company or any other Party.

     8.2 Binding Effects. This MOU shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns or heirs and personal representatives; provided, however, that, except otherwise provided in this MOU, no Party may assign any of its rights or delegate any of its duties under this MOU without the prior written consent of the other Parties hereto, which consent each Party may withhold or grant in its sole and absolute discretion.

9. MISCELLANEOUS.

     9.1 Entire Agreement. This MOU constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreement or understanding among the Parties regarding such subject matter. No change, modification, amendment, addition or termination of this MOU or any part hereof shall be valid unless in writing and signed by or on behalf of the Parties.

     9.2 Effect of Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

     9.3 Governing Law and Jurisdiction. This MOU shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California, without giving effect to the principles of conflicts of law of such state. The Parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of California and of any federal court located in said state in connection with any actions or proceedings brought by or against any Party and arising out of or relating this MOU and agree that any such actions or proceedings shall be brought only in such courts.

     9.4 Severability. Should any clause, section or part of this MOU be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this MOU which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

     9.5 Transaction Fees. Except as otherwise expressly provided herein, whether or not the transactions contemplated hereby are consummated, all fees and expenses incurred by any Party in connection with the negotiation, consummation and performance of this MOU (including without limitation all legal, accounting, consulting and all other fees and expenses of third parties) shall be borne by such Party.

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     9.6 Further Assurances. Each Party shall, at the request of another Party, execute and deliver such other documents and instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of this MOU and the transactions contemplated hereby.

     9.7 Termination. Notwithstanding any term to the contrary contained herein, P&P may terminate this Agreement by paying Meditech $75,000 and all attorneys' fees incurred by Meditech up till such termination date; provided, however, that any such termination must occur prior to the effective date of the Registration Statement.

     9.8 Construction.
         -------------

          9.8.1 The headings or captions under sections of this MOU are for convenience and reference only and do not in any way modify, interpret or construe the intent of the Parties or effect any of the provisions of this MOU.

          9.8.2 Whenever the context may require, any pronoun used in this MOU shall include the corresponding masculine, feminine and neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          9.8.3 This MOU is the joint product of the Parties, each of which has been represented by competent counsel of its own choosing. Each provision of this MOU has been subject to the mutual consultation, negotiation and agreement of the Parties, and shall not be construed for or against any Party.

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the signature page.)



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                 [SIGNATURE PAGE TO MEMORANDUM OF UNDERSTANDING]


IN WITNESS WHEREOF, the Parties have signed or caused this MOU to be signed as of the date and year first above written.

                                            "P&P"

                                            P&P Research, Inc.

                                            By:    Eun-Woo Lee
                                                --------------------------------
                                            Name:  President-CEO
                                                  ------------------------------
                                            Title: /s/  Eun-Woo Lee
                                                   -----------------------------


                                            "Meditech"

                                            Meditech Pharmaceuticals, Inc.

                                            By:       Gerald N. Kern
                                                --------------------------------
                                            Name: /s/ Gerald N. Kern
                                                  ------------------------------
                                            Title:     CEO
                                                   -----------------------------


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